UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2015

BLACKPOLL FLEET INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse Suite 518 Bay Harbor Islands, FL		33154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 867-1228

Copies to:

Thomas Rose, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2015, Joseph Hugh Avery, the Company’s Vice President of Operations and a member of the Board of Directors of the Company advised the Company that he is resigning from his position as Vice President of Operations and as a member of the Board of Directors effective as of the same date. Mr. Avery’s decision to resign did not result from any disagreement with the Company, the Company’s management or the Board of Directors.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter of Resignation from Joseph Hugh Avery.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKPOLL FLEET INTERNATIONAL, INC.

Date: September 10, 2015	By:	/s/ Dr. Jacob Gitman, PhD
Dr. Jacob Gitman, PhD
Chief Executive Officer